UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY
Investment Company Act file number 811-21423
The Gabelli Dividend & Income Trust

(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: September 30, 2010
Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.
The Schedule(s) of Investments is attached herewith.
The Gabelli Dividend & Income Trust
Third Quarter Report – September 30, 2010

Mario J. Gabelli, CFA	Barbara G. Marcin, CFA	Robert D. Leininger, CFA
To Our Shareholders,
     During the third quarter of 2010, The Gabelli Dividend & Income Trust’s (the “Fund”) total return was 15.1% on a net asset value (“NAV”) basis, compared with 11.3% and 11.1% for the Standard & Poor’s (“S&P”) 500 Index and the Dow Jones Industrial Average, respectively. The total return for the Fund’s publicly traded shares was 17.8% during the third quarter of 2010.
Enclosed is the investment portfolio as of September 30, 2010.
Comparative Results
Average Annual Returns through September 30, 2010 (a) (Unaudited)

						Since
		Year to				Inception
	Quarter	Date	1 Year	3 Year	5 Year	(11/28/03)
Gabelli Dividend & Income Trust
NAV Total Return (b)	15.09%	6.20%	13.05%	(7.27)%	1.18%	4.05%
Investment Total Return (c)	17.81	10.83	18.93	(5.56)	2.42	2.28
S&P 500 Index	11.30	3.91	10.18	(7.15)	0.64	3.17
Dow Jones Industrial Average	11.13	5.57	14.12	(5.37)	3.11	4.06
Nasdaq Composite Index	12.30	4.38	11.60	(4.29)	1.94	2.81

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)	Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI DIVIDEND & INCOME TRUST
SCHEDULE OF INVESTMENTS
September 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS — 90.9%
	Aerospace — 2.0%
10,000	Goodrich Corp.	$737,300
40,000	Kaman Corp.	1,048,400
164,000	Rockwell Automation Inc.	10,123,720
2,000,000	Rolls-Royce Group plc†	18,960,691
80,000	The Boeing Co.	5,323,200

		36,193,311

	Agriculture — 0.2%
100,000	Archer-Daniels-Midland Co.	3,192,000

	Automotive — 0.1%
100,000	Ford Motor Co.†	1,224,000
27,100	Navistar International Corp.†	1,182,644

		2,406,644

	Automotive: Parts and Accessories — 1.0%
27,000	BorgWarner Inc.†	1,420,740
370,000	Genuine Parts Co.	16,498,300

		17,919,040

	Building and Construction — 0.0%
30,000	Layne Christensen Co.†	776,700

	Business Services — 0.7%
165,000	Diebold Inc.	5,129,850
120,000	Intermec Inc.†	1,471,200
34,000	Lender Processing Services Inc.	1,129,820
20,000	MasterCard Inc., Cl. A	4,480,000
18,000	PHH Corp.†	379,080
126,000	Trans-Lux Corp.† (a)	61,740

		12,651,690

	Cable and Satellite — 1.5%
440,000	Cablevision Systems Corp., Cl. A	11,523,600
16,000	Cogeco Inc.	489,843
5,000	DIRECTV, Cl. A†	208,150
240,000	DISH Network Corp., Cl. A	4,598,400
50,000	EchoStar Corp., Cl. A†	954,000
80,000	Liberty Global Inc., Cl. A†	2,464,800
33,000	Liberty Global Inc., Cl. C†	1,008,480
162,000	Rogers Communications Inc., Cl. B	6,063,660

		27,310,933

	Communications Equipment — 0.1%
30,000	Thomas & Betts Corp.†	1,230,600

	Computer Hardware — 0.1%
30,000	SanDisk Corp.†	1,099,500

	Computer Software and Services — 0.6%
180,000	McAfee Inc.†	8,506,800
60,000	Microsoft Corp.	1,469,400
90,000	Yahoo! Inc.†	1,275,300

		11,251,500

	Consumer Products — 3.8%
185,000	Alberto-Culver Co.	6,965,250
20,000	Altria Group Inc.	480,400
45,000	Avon Products Inc.	1,444,950
400,000	Eastman Kodak Co.†	1,680,000
90,000	Fortune Brands Inc.	4,430,700
50,000	Hanesbrands Inc.†	1,293,000
75,000	Harman International Industries Inc.†	2,505,750
200,000	Kimberly-Clark Corp.	13,010,000
25,000	Philip Morris International Inc.	1,400,500
1,000,000	Swedish Match AB	26,675,173
145,000	The Procter & Gamble Co.	8,695,650

		68,581,373

	Consumer Services — 0.1%
19,500	Dollar Thrifty Automotive Group Inc.†	977,730

	Diversified Industrial — 3.2%
100,000	Bouygues SA	4,292,199
150,000	Cooper Industries plc	7,339,500
520,000	General Electric Co.	8,450,000
280,000	Honeywell International Inc.	12,303,200
95,000	ITT Corp.	4,448,850
126,000	Owens-Illinois Inc.†	3,535,560
7,000	Sulzer AG	812,090
300,000	Textron Inc.	6,168,000
275,620	Tyco International Ltd.	10,123,523

		57,472,922

	Electronics — 1.5%
940,000	Intel Corp.	18,076,200
100,000	Texas Instruments Inc.	2,714,000
200,000	Tyco Electronics Ltd.	5,844,000

		26,634,200

See accompanying notes to schedule of investments.

THE GABELLI DIVIDEND & INCOME TRUST
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Energy and Utilities: Electric — 4.7%
40,000	Allegheny Energy Inc.	$980,800
85,000	ALLETE Inc.	3,096,550
230,000	American Electric Power Co. Inc.	8,332,900
720	Brookfield Infrastructure Partners LP	13,968
300,000	DPL Inc.	7,839,000
40,000	Edison International	1,375,600
270,000	Electric Power Development Co. Ltd.	8,118,112
695,000	Great Plains Energy Inc.	13,135,500
365,000	Integrys Energy Group Inc.	19,001,900
105,000	Pepco Holdings Inc.	1,953,000
230,000	Pinnacle West Capital Corp.	9,492,100
100,000	Southern Co.	3,724,000
222,000	UniSource Energy Corp.	7,421,460

		84,484,890

	Energy and Utilities: Integrated — 10.8%
12,000	Alliant Energy Corp.	436,200
150,000	Ameren Corp.	4,260,000
50,000	Avista Corp.	1,044,000
55,000	Black Hills Corp.	1,716,000
40,000	CH Energy Group Inc.	1,766,400
108,000	Chubu Electric Power Co. Inc.	2,668,951
228,000	CONSOL Energy Inc.	8,426,880
185,000	Consolidated Edison Inc.	8,920,700
70,000	Dominion Resources Inc.	3,056,200
160,000	Duke Energy Corp.	2,833,600
400,000	Edison SpA	502,495
630,000	El Paso Corp.	7,799,400
126,000	Endesa SA	3,372,700
450,000	Enel SpA	2,398,642
60,000	Exelon Corp.	2,554,800
125,000	FirstEnergy Corp.	4,817,500
116,000	Hawaiian Electric Industries Inc.	2,614,640
250,000	Hera SpA	476,797
121,500	Hokkaido Electric Power Co. Inc.	2,418,939
121,500	Hokuriku Electric Power Co.	2,774,066
105,000	Iberdrola SA, ADR	3,219,300
100,000	Korea Electric Power Corp., ADR†	1,293,000
121,500	Kyushu Electric Power Co. Inc.	2,774,066
22,000	Maine & Maritimes Corp.	987,800
72,000	MGE Energy Inc.	2,850,480
35,102	National Grid plc, ADR	1,500,259
220,000	NextEra Energy Inc.	11,965,800
235,000	NiSource Inc.	4,089,000
525,000	NSTAR	20,658,750
400,000	OGE Energy Corp.	15,948,000
25,000	Ormat Technologies Inc.	729,250
300,000	Progress Energy Inc.	13,326,000
245,000	Public Service Enterprise Group Inc.	8,104,600
121,500	Shikoku Electric Power Co. Inc.	3,485,775
15,000	TECO Energy Inc.	259,800
121,500	The Chugoku Electric Power Co. Inc.	2,397,107
50,000	The Empire District Electric Co.	1,007,500
121,500	The Kansai Electric Power Co. Inc.	2,950,174
108,000	The Tokyo Electric Power Co. Inc.	2,634,020
121,500	Tohoku Electric Power Co. Inc.	2,686,739
200,000	Vectren Corp.	5,174,000
450,000	Westar Energy Inc.	10,903,500
85,000	Wisconsin Energy Corp.	4,913,000
150,000	Xcel Energy Inc.	3,445,500

		192,162,330

	Energy and Utilities: Natural Gas — 4.4%
17,000	Atmos Energy Corp.	497,250
22,000	Delta Natural Gas Co. Inc.	676,500
6,000	Energen Corp.	274,320
160,356	GDF Suez, Strips	219
20,000	Kinder Morgan Energy Partners LP	1,370,000
400,000	National Fuel Gas Co.	20,724,000
190,000	Nicor Inc.	8,705,800
200,000	ONEOK Inc.	9,008,000
180,000	Sempra Energy	9,684,000
35,000	South Jersey Industries Inc.	1,731,450
140,000	Southern Union Co.	3,368,400
190,000	Southwest Gas Corp.	6,382,100
610,000	Spectra Energy Corp.	13,755,500
43,000	The Laclede Group Inc.	1,480,060

		77,657,599

	Energy and Utilities: Oil — 10.0%
70,000	Anadarko Petroleum Corp.	3,993,500
37,000	Apache Corp.	3,617,120
44,000	BG Group plc, ADR	3,890,040
110,000	BP plc, ADR	4,528,700
100,774	Chesapeake Energy Corp.	2,282,531
225,000	Chevron Corp.	18,236,250
318,000	ConocoPhillips	18,262,740
78,000	Devon Energy Corp.	5,049,720
168,000	Eni SpA, ADR	7,254,240
205,000	Exxon Mobil Corp.	12,666,950
36,000	Hess Corp.	2,128,320
470,000	Marathon Oil Corp.	15,557,000
136,000	Murphy Oil Corp.	8,421,120
232,000	Occidental Petroleum Corp.	18,165,600
5,000	PetroChina Co. Ltd., ADR	582,100
100,000	Petroleo Brasileiro SA, ADR	3,627,000
270,000	Repsol YPF SA, ADR	6,947,100
185,000	Royal Dutch Shell plc, Cl. A, ADR	11,155,500
See accompanying notes to schedule of investments.

THE GABELLI DIVIDEND & INCOME TRUST
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Energy and Utilities: Oil (Continued)
775,000	Statoil ASA, ADR	$16,259,500
150,000	Sunoco Inc.	5,475,000
185,000	Total SA, ADR	9,546,000

		177,646,031

	Energy and Utilities: Services — 3.4%
200,000	ABB Ltd., ADR	4,224,000
74,000	Cameron International Corp.†	3,179,040
102,000	Diamond Offshore Drilling Inc.	6,912,540
520,000	Halliburton Co.	17,196,400
5,000	Nabors Industries Ltd.†	90,300
10,000	Noble Corp.	337,900
38,000	Oceaneering International Inc.†	2,046,680
180,000	Rowan Companies Inc.†	5,464,800
120,000	Schlumberger Ltd.	7,393,200
45,000	Transocean Ltd.†	2,893,050
650,000	Weatherford International Ltd.†	11,115,000

		60,852,910

	Energy and Utilities: Water — 0.8%
11,000	American States Water Co.	393,580
360,000	American Water Works Co. Inc.	8,377,200
74,000	Aqua America Inc.	1,509,600
6,000	Artesian Resources Corp., Cl. A	114,420
3,000	California Water Service Group	110,850
11,500	Connecticut Water Service Inc.	275,425
2,500	Consolidated Water Co. Ltd.	23,700
6,000	Middlesex Water Co.	101,040
60,000	Pennichuck Corp.	1,380,600
90,000	SJW Corp.	2,216,700
12,000	The York Water Co.	192,360
25,000	United Utilities Group plc, ADR	450,000

		15,145,475

	Entertainment — 0.9%
8,000	Grupo Televisa SA, ADR	151,360
90,000	Madison Square Garden Inc., Cl. A†	1,897,200
250,000	Take-Two Interactive Software Inc.†	2,535,000
200,000	Time Warner Inc.	6,130,000
210,000	Vivendi	5,739,973

		16,453,533

	Environmental Services — 0.7%
1,250	Suez Environnement Co. SA	23,090
12,375	Veolia Environnement	325,933
350,000	Waste Management Inc.	12,509,000

		12,858,023

	Equipment and Supplies — 1.3%
95,000	CIRCOR International Inc.	3,002,000
57,000	Lufkin Industries Inc.	2,502,300
65,000	Mueller Industries Inc.	1,721,850
397,000	RPC Inc.	8,400,520
200,000	Tenaris SA, ADR	7,684,000

		23,310,670

	Financial Services — 11.5%
166,000	Aflac Inc.	8,583,860
80,000	AllianceBernstein Holding LP	2,112,800
450,000	American Express Co.	18,913,500
300,000	AmeriCredit Corp.†	7,338,000
10,000	Astoria Financial Corp.	136,300
590,000	Bank of America Corp.	7,734,900
22,000	BlackRock Inc.	3,745,500
1,500,000	Citigroup Inc.†	5,850,000
18,000	CME Group Inc.	4,688,100
90,000	Deutsche Bank AG	4,943,700
470,000	Discover Financial Services	7,839,600
100,909	Fidelity National Financial Inc., Cl. A	1,585,280
230,000	Fidelity National Information Services Inc.	6,239,900
64,000	HSBC Holdings plc, ADR	3,237,760
90,000	Hudson City Bancorp Inc.	1,103,400
125,000	Invesco Ltd.	2,653,750
485,000	JPMorgan Chase & Co.	18,463,950
200,000	Legg Mason Inc.	6,062,000
40,000	M&T Bank Corp.	3,272,400
78,000	Moody’s Corp.	1,948,440
110,000	Morgan Stanley	2,714,800
80,000	National Australia Bank Ltd., ADR	1,963,200
180,000	New York Community Bancorp Inc.	2,925,000
240,000	NewAlliance Bancshares Inc.	3,028,800
200,000	PNC Financial Services Group Inc.	10,382,000
100,000	Popular Inc.†	290,000
225,000	SLM Corp.†	2,598,750
46,000	State Street Corp.	1,732,360
130,000	T. Rowe Price Group Inc.	6,508,450
540,000	The Bank of New York Mellon Corp.	14,110,200
73,000	The Blackstone Group LP	926,370
290,000	The Travelers Companies Inc.	15,109,000
370,000	Waddell & Reed Financial Inc., Cl. A	10,123,200
10,000	Webster Financial Corp.	175,600
530,000	Wells Fargo & Co.	13,318,900
19,260	Willis Group Holdings plc	593,593
160,000	Wilmington Trust Corp.	1,436,800

		204,390,163

See accompanying notes to schedule of investments.

THE GABELLI DIVIDEND & INCOME TRUST
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010 (Unaudited)

		Market
Shares		Value
	COMMON STOCKS (Continued)
	Food and Beverage — 10.7%
80,000	Campbell Soup Co.	$2,860,000
350,000	China Mengniu Dairy Co. Ltd.	1,082,635
235,000	ConAgra Foods Inc.	5,155,900
60,000	Constellation Brands Inc., Cl. A†	1,061,400
300,082	Danone	17,948,711
1,900,000	Davide Campari — Milano SpA	11,364,411
270,000	Dr. Pepper Snapple Group Inc.	9,590,400
540,000	General Mills Inc.	19,731,600
80,000	H.J. Heinz Co.	3,789,600
220,000	ITO EN Ltd.	3,613,081
1,000	Kellogg Co.	50,510
300,000	Kikkoman Corp.	3,309,775
750,000	Kraft Foods Inc., Cl. A	23,145,000
150,000	Morinaga Milk Industry Co. Ltd.	643,268
200,000	NISSIN FOODS HOLDINGS CO. LTD.	7,223,287
1,400,000	Parmalat SpA	3,591,897
339,450	Parmalat SpA, GDR (b)(c)	872,149
55,000	PepsiCo Inc.	3,654,200
74,000	Pernod-Ricard SA	6,178,940
19,319	Remy Cointreau SA	1,301,163
1,250,000	Sara Lee Corp.	16,787,500
310,000	The Coca-Cola Co.	18,141,200
340,000	The Hershey Co.	16,180,600
430,000	YAKULT HONSHA Co. Ltd.	13,279,109

		190,556,336

	Health Care — 3.3%
37,000	Abbott Laboratories	1,932,880
240,000	Boston Scientific Corp.†	1,471,200
235,000	Bristol-Myers Squibb Co.	6,370,850
110,000	Covidien plc	4,420,900
100,000	Crucell NV, ADR†	3,326,000
120,000	Eli Lilly & Co.	4,383,600
50,000	Johnson & Johnson	3,098,000
70,000	Mead Johnson Nutrition Co.	3,983,700
150,000	Merck & Co. Inc.	5,521,500
112,500	Owens & Minor Inc.	3,201,750
705,000	Pfizer Inc.	12,104,850
26,000	Schiff Nutrition International Inc.	213,200
40,000	St. Jude Medical Inc.†	1,573,600
60,000	Watson Pharmaceuticals Inc.†	2,538,600
75,000	Zimmer Holdings Inc.†	3,924,750

		58,065,380

	Hotels and Gaming — 0.3%
15,000	Accor SA	547,721
75,000	Boyd Gaming Corp.†	543,750
800,000	Ladbrokes plc	1,686,512
60,000	Las Vegas Sands Corp.†	2,091,000

		4,868,983

	Machinery — 0.7%
200,000	CNH Global NV†	7,328,000
70,000	Deere & Co.	4,884,600

		12,212,600

	Manufactured Housing and Recreational Vehicles — 0.0%
16,000	Skyline Corp.	324,160

	Metals and Mining — 1.0%
16,000	Agnico-Eagle Mines Ltd.	1,136,480
280,000	Alcoa Inc.	3,390,800
20,000	Alliance Holdings GP LP	865,200
6,000	Arch Coal Inc.	160,260
8,000	BHP Billiton Ltd., ADR	610,560
125,000	Freeport-McMoRan Copper & Gold Inc.	10,673,750
25,000	Peabody Energy Corp.	1,225,250

		18,062,300

	Paper and Forest Products — 0.5%
400,000	International Paper Co.	8,700,000

	Publishing — 0.1%
702,600	Il Sole 24 Ore†	1,266,239

	Real Estate — 0.0%
18,000	Brookfield Asset Management Inc., Cl. A	510,660

	Retail — 2.2%
220,000	CVS Caremark Corp.	6,923,400
142,000	Ingles Markets Inc., Cl. A	2,358,620
105,000	Macy’s Inc.	2,424,450
400,000	Safeway Inc.	8,464,000
300,000	Sally Beauty Holdings Inc.†	3,360,000
90,000	The Great Atlantic & Pacific Tea Co. Inc.†	356,400
35,000	Wal-Mart Stores Inc.	1,873,200
330,000	Walgreen Co.	11,055,000
75,000	Whole Foods Market Inc.†	2,783,250

		39,598,320

See accompanying notes to schedule of investments.

THE GABELLI DIVIDEND & INCOME TRUST
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010 (Unaudited)

Shares/		Market
Units		Value
	COMMON STOCKS (Continued)
	Specialty Chemicals — 1.4%
2,000	Airgas Inc.	$135,900
5,000	Arkema, ADR	255,300
100,000	Ashland Inc.	4,877,000
155,000	E. I. du Pont de Nemours and Co.	6,916,100
380,000	Ferro Corp.†	4,898,200
100,000	Olin Corp.	2,016,000
190,000	The Dow Chemical Co.	5,217,400

		24,315,900

	Telecommunications — 6.5%
610,000	AT&T Inc.	17,446,000
300,000	BCE Inc.	9,750,000
33,000	Belgacom SA	1,286,862
45,000	Bell Aliant Regional Communications Income Fund	1,131,451
10,000	CenturyLink Inc.	394,600
735,000	Deutsche Telekom AG, ADR	10,018,050
200,000	Fastweb SpA†	4,888,622
55,000	France Telecom SA, ADR	1,184,150
200,000	Frontier Communications Corp.	1,634,000
30,000	Hellenic Telecommunications Organization SA	215,939
219,800	Hellenic Telecommunications Organization SA, ADR	775,894
215,000	Portugal Telecom SGPS SA	2,869,441
2,200,000	Sprint Nextel Corp.†	10,186,000
80,000	Telecom Italia SpA, ADR	1,114,400
15,000	Telefonica SA, ADR	1,112,250
165,000	Telefonos de Mexico SAB de CV, Cl. L, ADR	2,463,450
110,000	Telekom Austria AG	1,655,533
38,000	Telephone & Data Systems Inc.	1,246,400
100,000	Telephone & Data Systems Inc., Special	2,835,000
125,000	Telstra Corp. Ltd., ADR	1,586,250
76,100	TELUS Corp., Non-Voting	3,222,835
1,000,000	Verizon Communications Inc.	32,590,000
40,000	VimpelCom Ltd., ADR†	594,000
265,000	Vodafone Group plc, ADR	6,574,650

		116,775,777

	Transportation — 0.5%
250,000	GATX Corp.	7,330,000
20,000	Kansas City Southern†	748,200

		8,078,200

	Wireless Communications — 0.3%
113,000	United States Cellular Corp.†	5,194,610

	TOTAL COMMON STOCKS	1,621,189,232

Shares
	CONVERTIBLE PREFERRED STOCKS — 1.2%
	Automotive — 0.3%
110,000	Ford Motor Co. Capital Trust II, 6.500% Cv. Pfd.	5,270,100

	Broadcasting — 0.0%
15,266	Emmis Communications Corp., 6.250% Cv. Pfd., Ser. A†	244,256

	Building and Construction — 0.0%
200	Fleetwood Capital Trust, 6.000% Cv. Pfd.†	100

	Energy and Utilities — 0.3%
129,000	El Paso Energy Capital Trust I, 4.750% Cv. Pfd.	4,934,250

	Financial Services — 0.2%
1,500	Doral Financial Corp., 4.750% Cv. Pfd.†	186,000
75,000	Newell Financial Trust I, 5.250% Cv. Pfd.	2,985,938

		3,171,938

	Telecommunications — 0.4%
55,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	2,145,000
95,000	Crown Castle International Corp., 6.250% Cv. Pfd.	5,866,250

		8,011,250

	Transportation — 0.0%
1,500	GATX Corp., $2.50 Cv. Pfd., Ser. A (d)	219,750

	TOTAL CONVERTIBLE PREFERRED STOCKS	21,851,644

	RIGHTS — 0.0%
	Financial Services — 0.0%
90,000	Deutsche Bank AG, expire 10/05/10†	447,300

	Health Care — 0.0%
6,000	Fresenius Kabi Pharmaceuticals Holding Inc., CVR, expire 12/31/10†	210

	TOTAL RIGHTS	447,510

	WARRANTS — 0.0%
	Food and Beverage — 0.0%
650	Parmalat SpA, GDR, expire 12/31/15† (b)(c)(d)	438

See accompanying notes to schedule of investments.

THE GABELLI DIVIDEND & INCOME TRUST
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010 (Unaudited)

Principal		Market
Amount		Value
	CONVERTIBLE CORPORATE BONDS — 1.6%
	Aerospace — 0.1%
$1,500,000	GenCorp Inc., Sub. Deb. Cv., 4.063%, 12/31/39 (b)	$1,359,375

	Automotive: Parts and Accessories — 0.0%
500,000	Standard Motor Products Inc., Sub. Deb. Cv., 15.000%, 04/15/11 (d)	500,500

	Broadcasting — 0.6%
10,000,000	Sinclair Broadcast Group Inc., Sub. Deb. Cv., 6.000%, 09/15/12	9,875,000

	Computer Hardware — 0.2%
3,000,000	SanDisk Corp., Cv., 1.000%, 05/15/13	2,767,500

	Diversified Industrial — 0.5%
8,800,000	Griffon Corp., Sub. Deb. Cv., 4.000%, 01/15/17 (b)	9,372,000

	Financial Services — 0.0%
200,000	Janus Capital Group Inc., Cv., 3.250%, 07/15/14	229,000

	Real Estate — 0.0%
450,000	Palm Harbor Homes Inc., Cv., 3.250%, 05/15/24	299,250

	Retail — 0.2%
5,300,000	The Great Atlantic & Pacific Tea Co. Inc., Cv., 5.125%, 06/15/11	3,862,375

	TOTAL CONVERTIBLE CORPORATE BONDS	28,265,000

	U.S. GOVERNMENT OBLIGATIONS — 6.3%
112,992,000	U.S. Treasury Bills, 0.060% to 0.230%††, 10/21/10 to 03/17/11	112,962,517

TOTAL INVESTMENTS — 100.0% (Cost $1,640,311,698)		$1,784,716,341

	Aggregate tax cost	$1,651,478,431

	Gross unrealized appreciation	$263,360,270
	Gross unrealized depreciation	(130,122,360)

	Net unrealized appreciation/depreciation	$133,237,910

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2010, the market value of Rule 144A securities amounted to $11,603,962 or 0.65% of total investments. Except as noted in (c), these securities are liquid.

(c)	At September 30, 2010, the Fund held investments in restricted and illiquid securities amounting to $872,587 or 0.05% of total investments, which were valued under methods approved by the Board of Trustees as follows:

				09/30/10
Acquisition		Acquisition	Acquisition	Carrying Value
Shares	Issuer	Date	Cost	Per Unit
339,450	Parmalat SpA, GDR	12/02/03	$981,615	$2.5693
650	Parmalat SpA, GDR, Warrants expire 12/31/15	11/09/05	—	0.6738

(d)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At September 30, 2010, the market value of fair valued securities amounted to $720,688 or 0.04% of total investments.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CVR	Contingent Value Right

GDR	Global Depositary Receipt

	% of
	Market	Market
Geographic Diversification	Value	Value
North America	80.6%	$1,438,113,907
Europe	15.2	272,152,412
Japan	3.4	60,976,467
Asia/Pacific	0.4	7,117,745
Latin America	0.4	6,355,810

Total Investments	100.0%	$1,784,716,341

See accompanying notes to schedule of investments.

THE GABELLI DIVIDEND & INCOME TRUST (the “Fund”)
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
     The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
     The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GABELLI DIVIDEND & INCOME TRUST
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
     A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2010 is as follows:

	Valuation Inputs
	Level 1	Level 2	Total
	Quoted	Other Significant	Market Value
	Prices	Observable Inputs	at 9/30/10
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Telecommunications	$115,644,326	$1,131,451	$116,775,777
Other Industries (a)	1,504,413,455	—	1,504,413,455

Total Common Stocks	1,620,057,781	1,131,451	1,621,189,232

Convertible Preferred Stocks:
Transportation	—	219,750	219,750
Other Industries (a)	21,631,894	—	21,631,894

Total Convertible Preferred Stocks	21,631,894	219,750	21,851,644

Rights (a)	447,510	—	447,510
Warrants (a)	—	438	438
Convertible Corporate Bonds	—	28,265,000	28,265,000
U.S. Government Obligations	—	112,962,517	112,962,517

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,642,137,185	$142,579,156	$1,784,716,341

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.
     The Fund did not have significant transfers between Level 1 and Level 2 during the period ended September 30, 2010.
There were no Level 3 investments held at September 30, 2010 or December 31, 2009.
     In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in

THE GABELLI DIVIDEND & INCOME TRUST
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.
Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Restricted and Illiquid Securities. The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of September 30, 2010, refer to the Schedule of Investments.
Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of achieving additional return or hedging the value of the Fund’s portfolio, increasing the income of the Fund, hedging or protecting its exposure to interest rate movements and movements in the securities markets, managing risks, or protecting the value of its portfolio against uncertainty in the level of future currency exchange rates. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
     The Fund’s derivative contracts held at September 30, 2010, if any, are not accounted for as hedging instruments under GAAP.

THE GABELLI DIVIDEND & INCOME TRUST
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
     Options. The Fund may purchase or write call or put options on securities or indices for the purpose of achieving additional return or for hedging the value of the Fund’s portfolio. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.
     As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.
     In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. During the period ended September 30, 2010, the Fund had no investments in options.
     Swap Agreements. The Fund may enter into equity, contract for difference, and interest rate swap or cap transactions for the purpose of increasing the income of the Fund or hedging or protecting its exposure to interest rate movements and movements in the securities markets. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay periodically to the other party (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on Series B Auction Market Cumulative Preferred Shares (“Series B Shares”). In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from that counterparty payments of the difference based on the notional amount of such cap. Swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred share dividends when due in accordance with the Statement of Preferences even if the counterparty defaulted. In a swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

THE GABELLI DIVIDEND & INCOME TRUST
NOTES TO SCHEDULE OF INVESTMENTS (Continued) (Unaudited)
     The Fund held an interest rate swap agreement through June 2, 2010, with an average monthly notional amount while it was outstanding of approximately $100,000,000. At September 30, 2010, there were no open interest rate swap agreements.
     The Fund held an equity contract for difference swap agreement through January 29, 2010, with an average monthly notional amount while it was outstanding of approximately $2,638,658. At September 30, 2010, there were no open equity contracts for difference swap agreements.
     Futures Contracts. The Fund may engage in futures contracts for the purpose of certain hedging, yield enhancements, and risk management purposes. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.
     There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the period ended September 30, 2010, the Fund had no investments in futures contracts.
     Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of protecting the value of its portfolio against uncertainty in the level of future currency exchange rates or hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
     The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the period ended September 30, 2010, the Fund had no investments in forward foreign exchange contracts.
Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.
     At December 31, 2009, the Fund had net capital loss carryforwards for federal income tax purposes of $129,734,874, which are available to reduce future required distributions of net capital gains to shareholders. $22,445,283 of the loss carryforward is available through 2016; and $107,289,591 is available through 2017.
     Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s fiscal year end may be treated as occurring on the first day of the following year. For the year ended December 31, 2009, the Fund had deferred capital losses of $20,845,593.

AUTOMATIC DIVIDEND REINVESTMENT
AND VOLUNTARY CASH PURCHASE PLANS
Enrollment in the Plan
     It is the policy of The Gabelli Dividend & Income Trust (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their common shares certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:
The Gabelli Dividend & Income Trust
c/o Computershare
P.O. Box 43010
Providence, RI 02940–3010
     Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at (800) 336-6983.
     If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.
     The number of shares of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy shares of common shares in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.
     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan
     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.
     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.
     Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.
     For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.
     The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

TRUSTEES AND OFFICERS
THE GABELLI DIVIDEND & INCOME TRUST
One Corporate Center, Rye, NY 10580-1422

Trustees
Mario J. Gabelli, CFA
Chairman & Chief Executive Officer,
GAMCO Investors, Inc.

Anthony J. Colavita
President,
Anthony J. Colavita, P.C.

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance Holdings Ltd.

Mario d’Urso
Former Italian Senator

Frank J. Fahrenkopf, Jr.
President & Chief Executive Officer,
American Gaming Association

Michael J. Melarkey
Attorney-at-Law,
Avansino, Melarkey, Knobel & Mulligan

Salvatore M. Salibello
Certified Public Accountant,
Salibello & Broder, LLP

Edward T. Tokar
Senior Managing Director,
Beacon Trust Company

Anthonie C. van Ekris
Chairman, BALMAC International, Inc.

Salvatore J. Zizza
Chairman, Zizza & Co., Ltd.

Officers
Bruce N. Alpert
President

Carter W. Austin
Vice President

Peter D. Goldstein
Chief Compliance Officer

Agnes Mullady
Treasurer & Secretary

Investment Adviser
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

Custodian
State Street Bank and Trust Company

Counsel
Skadden, Arps, Slate, Meagher & Flom LLP

Transfer Agent and Registrar
Computershare Trust Company, N.A.
Stock Exchange Listing

		5.875%	6.00%
	Common	Preferred	Preferred
NYSE–Symbol:	GDV	GDV PrA	GDV PrD
Shares Outstanding:	83,160,137	3,048,019	2,542,296
The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

Item 2. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Dividend & Income Trust

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date 11/26/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer

Date 11/26/10

By (Signature and Title)*	/s/ Agnes Mullady

Agnes Mullady, Principal Financial Officer and Treasurer

Date 11/26/10

*	Print the name and title of each signing officer under his or her signature.